                                                                   EXHIBIT 10.17

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO COMPANY, SUCH TRANSACTION IS IN COMPLIANCE THEREWITH.

                       SERIES B PREFERRED STOCK WARRANT

                                      of

                              ATRIEVA CORPORATION

    THIS CERTIFIES THAT PHOENIX LEASING INCORPORATED (the "Holder") is entitled to purchase from ATRIEVA CORPORATION, a Delaware corporation (the "Company"),
                                                                   -------
during the Exercise Period, Nine Thousand Nine Hundred (9,900) fully-paid and non-assessable shares of Company's Series B Preferred Stock (the "Preferred"),
                                                                  ---------
at a price of Five Dollars ($5.00) per share (the "Warrant Price"), such price
                                                   -------------
and number of shares being subject to adjustment as set forth herein. The

"Exercise Period" commences on August 25, 1999 (the "Effective Date") and
 ---------------                                     ---------------
terminates on the later of (i) the tenth (10th) anniversary of the Effective

Date, or (ii) the fifth (5th) anniversary of the IPO. "IPO" means the first

Public Offering and "Public Offering" means a public offering of Company's

Common Stock pursuant to an effective registration statement under the Act.

     This Warrant is subject to the following terms and conditions:

     1.  Exercise of Warrant. Holder may exercise this Warrant in whole or in
         -------------------
part, at any time during the Exercise Period, by surrendering this Warrant together with the "Notice of Exercise" and "Investment Representation Statement"
                   ------------------       -----------------------------------
attached hereto as Exhibits "A" and "B", respectively, duly completed and
                   -------------------
executed, at Company's address set forth below its signature hereto (the "Principal Office") and by paying Company, in the manner provided for in the
 ----------------
following paragraph, the Warrant Price for the Preferred purchased.

         In lieu of exercising this Warrant for cash, Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being cancelled) by surrendering this Warrant at the Principal Office, together with notice of such election (which shall state the number of shares being exercised hereunder), in which event Company shall issue to Holder the number of shares of Preferred (or Common Stock if the Preferred has been converted into Common Stock) equal to the quotient obtained by dividing (x) the value of the shares of Preferred being exercised (the "Exercised Shares") on the
                                                      -----------------
date this Warrant is exercised (the "Exercise Date"), which shall be determined
                                     -------------
by subtracting (A) the aggregate Warrant Price of the Exercised Shares immediately prior to the exercise hereof from (B) the aggregate fair market value of the Exercised Shares on the Exercise Date, by (y) the fair market value of one share of Preferred (or Common Stock if the Preferred has been converted into Common Stock) as of the Exercise Date. If the number or shares to be issued determined in accordance with the foregoing formula is other than a whole number, Company shall pay to Holder cash equal to the fair market value of the resulting fractional share on the Exercise Date in lieu of issuing such fractional share.

           For purposes of converting this Warrant in accordance with the preceding paragraph, the fair market value per share of the Preferred (or Common Stock if the Preferred has been converted into Common Stock) shall be determined as follows:

     (i) If this Warrant is exercised in connection with and contingent upon a Public Offering, and if Company's registration statement relating to such Public Offering has been declared effective by the Securities and Exchange Commission, then the fair market value shall be the initial "Price to Public" specified in the final prospectus with respect to such offering.

     (ii) If this Warrant is exercised in connection with any Sale or Merger, then the fair market value shall be equal to the sum of all cash, stock and other consideration received by Company (as valued in accordance with the following paragraphs of this section), divided by the number of outstanding shares (and options to purchase shares) of Company's capital stock (on an as-converted into Common Stock basis) as of the closing of such transaction.

If this Warrant is not exercised in connection with and contingent upon a Public Offering, a Sale or Merger, then Company's Board of Directors, acting in good faith, shall determine fair market value. In determining fair market value, no discount shall be taken for the shares representing a minority interest in Company.

     The exercise of this Warrant may be made contingent upon (i) the closing of a Public Offering, (ii) the closing of any consolidation or merger of Company with or into any other unaffiliated party or any other reorganization in which the holders of the Company's voting equity securities immediately prior to such transaction own less than a majority interest of the successor corporation following such transaction (a "Merger"), or (iii) the sale of all or
                               ------
substantially all of Company's assets (a "Sale"). Company shall notify Holder if
                                          ----
an event or transaction of the kind described in this section is proposed at least fifteen (15) days prior to the closing of such event or transaction; such notice shall also contain such details of the proposed event or transaction as are reasonable in the circumstances. Notwithstanding the period of exercisability stated on the face of this Warrant, this Warrant shall become forever null and void to the extent not exercised before 5:00 p.m. Pacific Time on the tenth day following the delivery of such notice relating to a Merger or Sale.

    Certificates for the shares issuable upon exercise of this Warrant and, if applicable, a new warrant evidencing the balance of the shares remaining subject to this Warrant shall be issued as of the Exercise Date and shall be delivered to Holder within thirty (30) days following the Exercise Date (subject to the transfer restrictions contained herein and upon Holder paying applicable transfer taxes). All shares of Preferred issued upon the exercise hereof shall be fully paid and non-assessable and shall be free from all taxes, liens and charges with respect thereto except for those created by Holder.

     2.    Transfer and Exercise Conditions. This Warrant may be transferred or
           --------------------------------
exercised only if (i) Company receives, at the time of such transfer or exercise, a representation in writing that this Warrant (or portion hereof transferred) or the shares of Preferred or other securities being issued upon such exercise, as applicable, are being acquired for investment not with a view to any sale or distribution thereof, or a statement of the pertinent facts covering any proposed distribution thereof, and (ii) other than a transfer registered under the Act, Company receives a legal opinion, in form and substance satisfactory to it, reciting the pertinent circumstances surrounding the proposed transfer and stating that it is exempt from the Act's prospectus and the registration requirements. The opinion requirement shall not apply to a transfer to an affiliate of Holder, so long as it complies with applicable securities laws and affiliate is an accredited investor. Each certificate evidencing the shares of Preferred issued upon exercise of this Warrant, or Common Stock issued upon conversion of such Preferred, or upon any transfer of such shares (other than a transfer registered under the Act or any subsequent transfer of shares so registered) shall, at Company's option, contain a legend, in form and substance satisfactory to Company, restricting the transfer of such shares to sales or other dispositions exempt from the Act's requirements.

    3.  Adjustment of Warrant Price and Shares. The Warrant Price and the number
        --------------------------------------
of shares purchasable hereunder shall he adjusted from time to time as follows:

         (a) Subdivisions or Combinations. If outstanding shares of the
             ----------------------------
Preferred are subdivided, the Warrant Price in effect immediately prior to such subdivision shall be proportionately decreased, and if the outstanding shares of the Preferred arc combined, the Warrant Price in effect immediately prior to such combination shall be proportionately increased, effective at the close of business on the date of such subdivision or combination, as applicable.

         (b) Stock Dividends. If a dividend is paid with respect to Preferred in
             ---------------
Preferred, then the Warrant Price in effect immediately prior to the record date for distribution of such dividend shall be adjusted to the price determined by multiplying the Warrant Price in effect immediately prior to such date by a fraction (i) the numerator of which is the total number of shares of Preferred outstanding immediately prior to such dividend and (ii) the denominator of which is the total number of shares of Preferred outstanding immediately after such dividend.

         (c) Reclassification. In case of any reclassification, change or
             ----------------
conversion of securities of the class or series issuable upon exercise hereof (other than as a result of a Merger or Sale or a subdivision or combination described above), or in case of any Merger or Sale where the successor entity is obligated to assume or agrees to assume the obligations of this Warrant, Company or such successor entity, as applicable, shall duly execute and deliver to Holder a new warrant so that Holder shall have the right to receive, at a total purchase price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, and in lieu of the shares of Preferred therefore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change or conversion by a holder of the number of shares of Preferred then purchasable under this Warrant. Such new warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this section. The provisions of this subsection shall similarly apply to successive reclassifications, changes, and conversions.

         (d) Antidilution Rights. The Preferred's antidilution rights are set
             -------------------
forth in its Certificate of Incorporation attached hereto as Exhibit "C" (the
                                                             -----------
"Certificate"). Such rights shall not be restated, amended or modified in any
------------
manner which adversely affects Holder differently than holders of Preferred without Holder's prior written consent. Company shall promptly notify Holder of any restatement, amendment or modification to the Certificate.

         (e) Notices. Within thirty (30) days after each adjustment of the
             -------
Warrant Price and the number of shares of Preferred purchasable hereunder, Company shall give written notice to Holder of the adjusted Warrant Price and the increased or decreased number of shares purchasable hereunder, setting forth in reasonable detail the method of calculation of each.

     4.   Registration. Holder shall become a party to the Company's Third
          ------------
Amended and Restated Investors' Rights Agreement (the "Rights Agreement") and the Company shall cause the

Amendment to Rights Agreement attached hereto as Exhibit "E" to become effective
                                                 -----------
and binding on the parties thereto. Holder shall also become a party to the Company's Series A-1 and Series B Preferred Stock Voting Agreement, attached hereto as Exhibit "F."
          ------------

    5.   Holder Representations. Concurrently herewith, Holder shall have
         -----------------------
executed the Investment Representation Statement.

    6.   Company Representations. Company represents and warrants to Holder, as
         -----------------------
of the Effective Date:

         (a) This Warrant has been duly authorized and executed by Company and is a valid and binding obligation of Company, enforceable in accordance with its terms except as to the effect of (i) applicable bankruptcy and similar laws affecting the rights of creditors, and (ii) rules or law governing specific performance, injunctive relief and other equitable remedies.

         (b) The Preferred, when issued in accordance with the terms hereof, will be validly issued, fully paid and non-assessable, and free from all taxes, liens and charges with respect to the issue of such shares.

         (c) Company's execution and delivery of this Warrant does not, and the issuance of the Preferred upon exercise of this Warrant in accordance with the terms hereof does not, (i) conflict with Company's Certificate or Bylaws, (ii) contravene any law, governmental rule or regulation, judgment or order applicable to Company, or (iii) conflict with or constitute a default under any contract to which Company is a party or by which it is bound or require the consent or approval of, the giving of notice to, the registration or filing with or the taking of any action in respect of or by, any federal, state or local government authority or agency or other person, other than state or federal securities law filings.

         (d) During the period within which this Warrant may be exercised, Company will at all times have authorized and reserved for the purpose of the issue upon exercise of this Warrant a sufficient number of shares of Preferred to provide for the exercise of this Warrant and a sufficient number of shares of Common Stock to provide for the conversion of the Preferred into Common Stock.

    7.   Miscellaneous.
         --------------

         (a) The terms of this Warrant shall be binding upon and shall inure to the benefit of the successors or assigns of Company and of Holder and of the Preferred issued or issuable upon the exercise hereof, and Company's obligations relating to the Preferred issuable upon exercise of this Warrant shall survive such exercise.

         (b) Company stipulates that Holder's remedies at law if Company defaults or threatens to default in performing in accordance with the terms hereof are not and will not be adequate to the fullest extent permitted by law, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise. If either party seeks to enforce its rights hereunder by legal proceedings or otherwise, then the non-prevailing party shall pay the prevailing party's reasonable costs and expenses, including all reasonable attorneys' fees.

         (c) Any communication pursuant hereto will be sufficiently given if sent by first class mail, postage prepaid, addressed to (a) Holder at its last known address appearing on Company's books or (b) Company at the Principal Office. A party may designate a different address (and Company may change the Principal Office) by notice to the other pursuant to this subsection. A notice shall be deemed effective upon the earlier of (i) receipt or (ii) the third day after mailing in accordance with the terms of this subsection.

         (d) Company shall not, by amendment of the Certificate or otherwise, avoid or seek to avoid the observance or performance of any of the terms hereof, but shall at all times in good faith assist in the carrying out of all such terms and in the taking of all such action needed or appropriate to protect Holder's rights against impairment.

         (e) Upon receipt of evidence reasonably satisfactory to Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to Company, or in the case of any such mutilation, upon surrender and cancellation of such Warrant, Company, at its expense, shall execute and deliver, in lieu thereof, a new Warrant of like date and tenor.

         (f) This Warrant shall be governed by the laws of the State of Delaware, without giving effect to conflicts of law principles.

         (g) So long as this Warrant has not terminated, Holder shall be entitled to receive such financial information as any holders of the Preferred.

    IN WITNESS WHEREOF, Company has caused this Warrant to be signed by its duly authorized officer.

ATRIEVA CORPORATION                        ACCEPTED AND AGREED:
                                           PHOENIX LEASING INCORPORATED

By: /s/ KENT W. JARVI                      By: /s/ V. H. NELSON
    -------------------------------           --------------------------

Print Name: Kent W. Jarvi                  Print Name: V. H. Nelson
            ------------------------                   -----------------

Title: Chief Financial Officer             Title: Vice President
       -----------------------------             -----------------------

Address: [illegible] Street
         ---------------------------
         San Francisco, CA  94107
         ---------------------------

                                   EXHIBIT A
                                   ---------

                              NOTICE OF EXERCISE


Ladies and Gentlemen:

The undersigned Holder (the "Holder") elects to exercise the Series B Preferred Stock Warrant (the "Warrant") by and between Holder and ATRIEVA CORPORATION (the
                    -------
"Company"), dated August 25, 1999, by surrendering the Warrant at the Principal
 -------
Office, in exchange for _____ shares of Series B Preferred Stock of Company (or, _____shares of Company's Common Stock if such Series B Preferred Stock has been converted into Common Stock).

Holder confirms the investment representations and warranties made in Investment Representation Statement of the Warrant, a copy or which is available from Company, and accepts such shares subject to the restrictions of the Warrant.


Dated:_______________________

HOLDER:______________________


_____________________________
(Signature)


_____________________________
(Typed or Printed Name)

_____________________________
(Title)

Address:
_____________________________
_____________________________
_____________________________

                                   EXHIBIT B
                                   ---------

                      INVESTMENT REPRESENTATION STATEMENT

                             Warrants to Purchase
                   ____________ Shares of Series B Preferred
                         Stock of ATRIEVA CORPORATION


    In connection with the purchase of the above-listed securities the Undersigned hereby represents to ATRIEVA CORPORATION] ("Company"):
                                                        -------

     1.  Receipt for Information. It has received all the information it
         -----------------------
considers necessary or appropriate for deciding whether to purchase Company's Series B Preferred Stock issuable upon exercise of the Warrant, dated__________ (the "Warrant"), issued by Company to it, and it has examined any information
      -------
furnished to it by Company in connection therewith.

     2.  Investment Representation.
         -------------------------

     (a) The Warrant and the shares of stock to be received by it upon exercising this Warrant (the "Securities") will be acquired for investment for
                              ----------
its own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and it has no present intention of selling, granting participation in or otherwise distributing the same, but subject, nevertheless, to any requirement of law that the disposition of its property shall at all times be within its control. By executing this Statement, it further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer, or grant participations with respect to any Securities.

     (b) It understands that the Securities may not be registered under the Securities Act of 1933, as amended (the "Act"), and applicable state securities
                                         ---
laws, on the ground that the issuance of such Securities is exempt pursuant to
Section 4(2) of the Act and state law exemptions relating to offers and sales not by means of a public offering, and that Company's reliance on such exemptions is predicated on the undersigned's representations set forth herein. It is an "Accredited Investor", as defined in Rule 501 of the Securities and
          -------------------
Exchange Commission.

     (c) It will not make a disposition of any Securities until it has (i) notified Company of the proposed disposition and has furnished Company with a statement of the circumstances surrounding the proposed disposition, and (ii) has furnished Company with an opinion of counsel satisfactory to Company and Company's counsel to the effect that (a) appropriate action for complying with the Act and any applicable state securities laws has been taken or an exemption from the registration requirements of the Act and such laws is available, and
(b) the proposed transfer will not violate any of said laws.

     (d) It is able to fend for itself in the transactions contemplated by this Statement, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investments, and has the ability to bear the economic risks (including the risk of a total loss) of its investment. It has had the opportunity to ask questions of Company concerning Company's business and assets and to obtain any additional information which it considered necessary to verify the accuracy of or to amplify Company's disclosures, and has had all questions which have been asked by it satisfactorily answered by Company.

     (e) It acknowledges that the Securities must be held indefinitely unless subsequently registered under the Act or an exemption from such registration is available. It is aware of the provisions of Rule 144 promulgated under the Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being through a "broker's transaction" or in transactions directly with a "market maker" (as provided by Rule 144(f)) and the number of shares being sold during any three-month period not exceeding specified limitations. It is aware that the conditions for resale set forth in Rule 144 have not been satisfied.

     (f) It represents that at no time was it presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale and purchase of the Securities.

     (g) If it is the original holder of the Warrant, it has a preexisting business or personal relationship with Company of any of its officers, directors or controlling persons, or by reason of its business or financial experience or the business or financial experience of its professional advisors who are unaffiliated with and who are not compensated by Company or any affiliate or selling agent of Company, directly or indirectly, has, and could be reasonably assumed to have, the capacity to protect its own interests in connection with the purchase of the Securities.

Dated:______________________________

____________________________________
(Signature)

____________________________________
(Typed or Printed Name)

____________________________________
(Title)

                                       2